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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 F O R M   8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 15, 1997

                      SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

                                    TEXAS
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                 (State or other jurisdiction of incorporation)

           1-6402-1                                        74-1488375
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    (Commission File Number)                   (IRS Employer Identification No.)

                  1929 Allen Parkway, Houston, Texas 77019
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             (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (713) 522-5141





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ITEM 5.  OTHER EVENTS

         On August 27, 1996, Service Corporation International (the "Company") filed with the Securities and Exchange Commission a registration statement on Form S-3 (File No. 333-10867) under the Securities Act of 1933, as amended, relating to the public offering from time to time of up to $1,000,000,000 in aggregate initial offering price of debt securities, common stock and common stock warrants of the Company.

         On April 15, 1997, the Company entered into (i) an Underwriting Agreement with J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Chase Securities Inc. and NationsBanc Capital Markets, Inc. with respect to $250,000,000 aggregate principal amount of its 7.375% Notes due April 15, 2004, and (ii) an Underwriting Agreement with J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC with respect to $200,000,000 aggregate principal amount of its 7.70% Notes due April 15, 2009. Both Underwriting Agreements are attached hereto.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

        (c) The following exhibits to Registration Statement on Form S-3 (Registration No. 333-10867) are filed as part of this report on Form 8-K.


Exhibit 1.1 Underwriting Agreement between the Company and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Chase Securities Inc. and NationsBanc Capital Markets, Inc. with respect to $250,000,000 aggregate principal amount of its 7.375% Notes due April 15, 2004.


Exhibit 1.2 Underwriting Agreement between the Company and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC with respect to $200,000,000 aggregate principal amount of its 7.70% Notes due April 15, 2009.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SERVICE CORPORATION INTERNATIONAL


Date:  April 15, 1997                By:  /s/ James M. Shelger
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                                          James M. Shelger
                                          Senior Vice President
                                          General Counsel and Secretary





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                               INDEX TO EXHIBITS



Exhibit 1.1 Underwriting Agreement between the Company and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Chase Securities Inc. and NationsBanc Capital Markets, Inc. with respect to $250,000,000 aggregate principal amount of its 7.375% Notes due April 15, 2004.


Exhibit 1.2 Underwriting Agreement between the Company and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC with respect to $200,000,000 aggregate principal amount of its 7.70% Notes due April 15, 2009.